Exhibit 99.1


                                          CONTACT:   Paul D. Baker
                                                     Comverse Technology, Inc.
                                                     170 Crossways Park Drive
                                                     Woodbury, New York 11797
                                                     (516) 677-7226


 COMVERSE TECHNOLOGY FOURTH QUARTER FISCAL 2003 RESULTS: SALES OF $203,029,000,
        UP 15% YEAR-OVER-YEAR; GAAP EARNINGS PER DILUTED SHARE OF $0.02,
                  PRO FORMA EARNINGS PER DILUTED SHARE OF $0.02


WOODBURY, NY, March 10, 2004 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $203,029,000 for the fourth quarter of fiscal year 2003, ended January 31, 2004, an increase of 15.3% compared to sales of $176,016,000 for the fourth quarter of fiscal year 2002, ended January 31, 2003. Net income on a generally accepted accounting principles ("GAAP") basis for the fourth quarter of fiscal 2003 was $4,928,000, ($0.02 per diluted share) compared to a net loss of $30,142,000 ($0.16 per share) for the fourth quarter of fiscal 2002. Net income on a pro forma basis was $3,248,000 ($0.02 per diluted share) in the fourth quarter of fiscal 2003 compared to a net loss of $15,944,000 ($0.08 per share) in the fourth quarter of fiscal 2002. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units achieved sequential and year-over-year revenue growth in the fourth quarter, we once again generated positive operating cash flow, and we achieved our goal of returning to profitability by fiscal year end. Comverse, our network systems division, benefited from an improved carrier capital spending environment, and saw increased activity for its products which enable call answering, messaging and other wireless data applications, and real-time billing. Our Verint Systems division achieved record sales and earnings, due to continued expansion in its activities relating to security solutions, and an improvement in spending and an expansion in its activities in business intelligence. Our Ulticom division grew in an environment of improved customer spending for its software supporting wireless enhanced services and packet softswitching."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,198,499,000, working capital of $2,141,277,000, total assets of $2,728,042,000 and stockholders' equity of $1,672,546,000, all of which represent record levels.

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
COMVERSE TECHNOLOGY FOURTH QUARTER RESULTS
March 10, 2004
Page Two


Financial highlights at and for the twelve and three month periods ended January 31, 2004 and prior year comparisons are as follows:


               CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
                      (In thousands, except per share data)

                                                      Twelve Months Ended                           Three Months Ended
                                                                                                        (unaudited)
                                          ---------------------- --------------------- ---------------------- ----------------------
                                                January 31,           January 31,           January 31,            January 31,
                                                   2003                  2004                   2003                   2004
                                          ---------------------- --------------------- ---------------------- ----------------------
Sales                                                $ 735,889             $ 765,892              $ 176,016              $ 203,029
                                          ---------------------- --------------------- ---------------------- ----------------------
Cost of sales                                          338,121               327,560                 82,487                 83,194
                                          ---------------------- --------------------- ---------------------- ----------------------
Research and development, net                          232,593               216,457                 54,280                 54,355
                                          ---------------------- --------------------- ---------------------- ----------------------
Selling, general and administrative                    281,202               254,376                 66,777                 65,420
                                          ---------------------- --------------------- ---------------------- ----------------------
Workforce reduction, restructuring and
impairment charges (credits)                            66,714               (2,123)                 12,998                (1,890)
                                          ---------------------- --------------------- ---------------------- ----------------------
Income (loss) from operations                        (182,741)              (30,378)               (40,526)                  1,950
                                          ---------------------- --------------------- ---------------------- ----------------------
Interest and other income, net                          56,557                33,198                  9,255                  5,090
                                          ---------------------- --------------------- ---------------------- ----------------------
Income (loss) before income tax provision
(benefit)                                            (126,184)                 2,820               (31,271)                  7,040
                                          ---------------------- --------------------- ---------------------- ----------------------
Income tax provision (benefit)                           3,294                 8,206                (1,129)                  2,112
                                          ---------------------- --------------------- ---------------------- ----------------------
Net income (loss)                                  $ (129,478)             $ (5,386)             $ (30,142)                $ 4,928
                                          ---------------------- --------------------- ---------------------- ----------------------

Earnings (loss) per share:
                                          ---------------------- --------------------- ---------------------- ----------------------
Diluted                                               $ (0.69)              $ (0.03)               $ (0.16)                 $ 0.02
                                          ---------------------- --------------------- ---------------------- ----------------------
Basic                                                 $ (0.69)              $ (0.03)               $ (0.16)                 $ 0.03
                                          ---------------------- --------------------- ---------------------- ----------------------

Weighted average shares:
                                          ---------------------- --------------------- ---------------------- ----------------------
Diluted                                                187,212               190,351                187,721                199,986
                                          ---------------------- --------------------- ---------------------- ----------------------
Basic                                                  187,212               190,351                187,721                193,074
                                          ---------------------- --------------------- ---------------------- ----------------------

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COMVERSE TECHNOLOGY FOURTH QUARTER RESULTS
March 10, 2004
Page Three


Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                        Twelve Months Ended                           Three Months Ended
                                                                                                         (unaudited)
                                           ---------------------- --------------------- ---------------------- ---------------------
                                                 January 31,           January 31,            January 31,           January 31,
                                                    2003                  2004                   2003                  2004
                                           ---------------------- --------------------- ---------------------- ---------------------
Sales                                                 $ 735,889             $ 765,892              $ 176,016             $ 203,029
                                           ---------------------- --------------------- ---------------------- ---------------------
Cost of sales                                           332,173               327,560                 82,487                83,194
                                           ---------------------- --------------------- ---------------------- ---------------------
Research and development, net                           232,593               216,457                 54,280                54,355
                                           ---------------------- --------------------- ---------------------- ---------------------
Selling, general and administrative                     281,202               254,163                 66,777                65,207
                                           ---------------------- --------------------- ---------------------- ---------------------
Income (loss) from operations                         (110,079)              (32,288)               (27,528)                   273
                                           ---------------------- --------------------- ---------------------- ---------------------
Interest and other income, net                           52,188                28,455                 13,364                 5,087
                                           ---------------------- --------------------- ---------------------- ---------------------
Income (loss) before income tax provision              (57,891)               (3,833)               (14,164)                 5,360
                                           ---------------------- --------------------- ---------------------- ---------------------
Income tax provision                                      4,178                 8,206                  1,780                 2,112
                                           ---------------------- --------------------- ---------------------- ---------------------
Pro forma net income (loss)                          $ (62,069)            $ (12,039)             $ (15,944)               $ 3,248
                                           ---------------------- --------------------- ---------------------- ---------------------

Pro forma earnings (loss) per share:
                                           ---------------------- --------------------- ---------------------- ---------------------
Diluted                                                $ (0.33)              $ (0.07)               $ (0.08)                $ 0.02
                                           ---------------------- --------------------- ---------------------- ---------------------
Basic                                                  $ (0.33)              $ (0.07)               $ (0.08)                $ 0.02
                                           ---------------------- --------------------- ---------------------- ---------------------

Weighted average shares:
                                           ---------------------- --------------------- ---------------------- ---------------------
Diluted                                                 187,212               190,351                187,721               199,986
                                           ---------------------- --------------------- ---------------------- ---------------------
Basic                                                   187,212               190,351                187,721               193,074
                                           ---------------------- --------------------- ---------------------- ---------------------


RECONCILIATION OF GAAP BASIS NET INCOME (LOSS) TO PRO FORMA BASIS NET INCOME (LOSS):
------------------------------------------------------------------------------------------------------------------------------------
GAAP basis net income (loss)                         $ (129,478)              $ (5,386)           $ (30,142)                $ 4,928
                                           ---------------------- --------------------- ---------------------- ---------------------
Adjustments:
                                           ---------------------- --------------------- ---------------------- ---------------------
Cost of sales: impairment charges*                        5,948                       -                    -                      -
                                           ---------------------- --------------------- ---------------------- ---------------------
Stock-based compensation                                      -                     213                    -                    213
                                           ---------------------- --------------------- ---------------------- ---------------------
Workforce reduction, restructuring and
impairment charges (credits)                             66,714                 (2,123)               12,998                (1,890)
                                           ---------------------- --------------------- ---------------------- ---------------------
Write-down of investments                                35,005                   5,481                4,545                      -
                                           ---------------------- --------------------- ---------------------- ---------------------
Gain on extinguishment of debt                          (39,374)               (10,224)                (436)                    (3)
                                           ---------------------- --------------------- ---------------------- ---------------------
Income tax provision                                       (884)                      -              (2,909)                      -
                                           ---------------------- --------------------- ---------------------- ---------------------
Pro forma basis net income (loss)                     $ (62,069)             $ (12,039)           $ (15,944)                $ 3,248
                                           ---------------------- --------------------- ---------------------- ---------------------

*Pertaining to the write-down of the value of certain inventory and the write-off of certain prepaid licenses for which there is no estimable future use.

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COMVERSE TECHNOLOGY FOURTH QUARTER RESULTS
March 10, 2004
Page Four


                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

Balance Sheet Data:

ASSETS
                                                                         January 31,                  January 31,
                                                                            2003                         2004
                                                               ---------------------------- ------------------------------
CURRENT ASSETS:
                                                               ---------------------------- ------------------------------
     Cash and cash equivalents                                                $ 1,402,783                    $ 1,530,995
                                                               ---------------------------- ------------------------------
     Bank time deposits and short-term investments                                406,089                        667,504
                                                               ---------------------------- ------------------------------
     Accounts receivable, net                                                     212,953                        158,236
                                                               ---------------------------- ------------------------------
     Inventories                                                                   40,015                         54,751
                                                               ---------------------------- ------------------------------
     Prepaid expenses and other current assets                                     65,018                         50,798
                                                               ---------------------------- ------------------------------
TOTAL CURRENT ASSETS                                                            2,126,858                      2,462,284
                                                               ---------------------------- ------------------------------
PROPERTY AND EQUIPMENT, net                                                       146,380                        125,023
                                                               ---------------------------- ------------------------------
OTHER ASSETS                                                                      130,421                        140,735
                                                               ---------------------------- ------------------------------

                                                               ---------------------------- ------------------------------
TOTAL ASSETS                                                                  $ 2,403,659                    $ 2,728,042
                                                               ---------------------------- ------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
                                                               ---------------------------- ------------------------------
     Accounts payable and accrued expenses                                      $ 260,810                      $ 229,296
                                                               ---------------------------- ------------------------------
     Advance payments from customers                                               53,496                         89,062
                                                               ---------------------------- ------------------------------
     Other current liabilities                                                     46,045                          2,649
                                                               ---------------------------- ------------------------------
TOTAL CURRENT LIABILITIES                                                         360,351                        321,007
                                                               ---------------------------- ------------------------------
CONVERTIBLE DEBENTURES                                                            390,838                        544,723
                                                               ---------------------------- ------------------------------
OTHER LIABILITIES                                                                  19,230                         28,288
                                                               ---------------------------- ------------------------------
TOTAL LIABILITIES                                                                 770,419                        894,018
                                                               ---------------------------- ------------------------------
MINORITY INTEREST                                                                  83,548                        161,478
                                                               ---------------------------- ------------------------------
STOCKHOLDERS' EQUITY                                                            1,549,692                      1,672,546
                                                               ---------------------------- ------------------------------
TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                                $ 2,403,659                    $ 2,728,042
                                                               ---------------------------- ------------------------------

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COMVERSE TECHNOLOGY FOURTH QUARTER RESULTS
March 10, 2004
Page Five


CONFERENCE CALL INFORMATION

A conference call to discuss the company's results will be conducted Wednesday, March 10, 2004, at 5:30 pm EST. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 5775114. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain forward-looking statements that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and


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COMVERSE TECHNOLOGY FOURTH QUARTER RESULTS
March 10, 2004
Page Six


uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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